Exhibit 10.59

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2 TO SUBLICENSE AGREEMENT

THIS AMENDMENT to the Sublicense Agreement effective as of November 20, 1997 (the “Sublicense Agreement”) is made as of April 10, 2001 by and between TITAN PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware and having its principal office at 400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080 (hereinafter “TITAN”), and NOVARTIS PHARMA A.G., a corporation organized under the laws of Switzerland and having its principal office at Lichtstrasse 35, CH 4002 Basel, Switzerland (hereinafter “NOVARTIS”). Capitalized terms used in this Amendment shall have the same meanings set forth in the Sublicense Agreement.

WITNESSETH:

WHEREAS, TITAN and NOVARTIS desire to amend the Sublicense Agreement to add Japan to the scope of the sublicense and to incorporate certain related modifications to the terms and conditions thereof.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

1. Definitions. Section 1.21 of the Sublicense Agreement is hereby deleted in its entirety and replaced with the following:

“1.21 “TERRITORY” shall mean all countries and territories of the world; provided that any country(ies) in which this Sublicense Agreement is terminated shall be removed from the scope of this definition.”

2. Grant. Section 2.1(f) is hereby deleted in its entirety and replaced with the following

“2.1(f) TITAN and its AFFILIATES and SUBLICENSEES shall be entitled to utilize the PATENTS and KNOW-HOW in the FIELD within the TERRITORY for the development and manufacture of COMPOUND and PRODUCT for marketing, distribution and sale outside of the TERRITORY (those countries where NOVARTIS’ rights under this Sublicense Agreement have been terminated).

3. Payments and Royalties.

a. Section 3.1 of the Sublicense Agreement is hereby amended by deleting subsection (d) in its entirety and adding the following new subsections (d), (e) and (f):

“(d) An upfront license fee of **** shall be paid by NOVARTIS to TITAN in cash within **** of both parties execution of this Amendment Agreement. An additional license fee of **** shall be payable by NOVARTIS to TITAN within **** after submission by TITAN to

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

NOVARTIS of an Invoice one time only upon annual NET SALES in **** reaching ****.

“(e) Upon submission by TITAN to NOVARTIS of an Invoice therefor, a milestone payment of **** shall be payable one time only by NOVARTIS to TITAN as follows: (i) **** shall be paid in cash upon receipt by NOVARTIS, its AFFILIATE or SUBLICENSEE of notification from the **** that PRODUCT is approved for **** in **** by NOVARTIS, its AFFILIATE or SUBLICENSEE (or their designee) for schizophrenia or other psychiatric disorders; and (ii) **** shall be paid in cash within **** after receipt of such notification. The **** payment provided for herein shall, unless otherwise expressly provided for herein, be non-refundable.

“(f) NOVARTIS shall notify TITAN in writing **** prior to NOVARTIS’ estimated achievement of each milestone event described in Sections 3.1(b), 3.1(c)(i) and 3.1(e) above. Upon the receipt of such notification, TITAN shall send NOVARTIS an Invoice for the milestone payment due as a result of the achievement of such milestone event, and NOVARTIS shall make each such payment within **** of the achievement of the milestone event for which payment is due.

b. Section 3.3 of the Sublicense Agreement is hereby deleted in its entirety and replaced with the following:

“3.3(a) As consideration for the sublicense granted to NOVARTIS in this Sublicense Agreement with respect to all of the TERRITORY ****, NOVARTIS shall pay to TITAN, in those countries where, and for the period, PATENTS claiming a priority date of May 19,1989 and December 29, 1989 in a particular country in the TERRITORY **** for which a patent had been granted validly claiming Iloperidone or the manufacture, formulation or the use thereof for use in the FIELD exist: (i) a twenty-three percent (23%) royalty on annual NET SALES of PRODUCT in the TERRITORY **** up to Two Hundred Million Dollars ($200,000,000), and (ii) a twenty-five percent (25%) royalty on annual NET SALES of PRODUCT in the TERRITORY **** in excess of Two Hundred Million Dollars ($200,000,000); in each case on NOVARTIS’, its AFFILIATES’ and SUBLICENSEES’ annual NET SALES of PRODUCT in the TERRITORY ****.

(b) As consideration for the sublicense granted to NOVARTIS in this Sublicense Agreement with respect to ****, NOVARTIS shall pay to TITAN: (i) a **** percent (****%) royalty on annual NET SALES of PRODUCT in **** up to ****, and (ii) a **** royalty on annual NET SALES of PRODUCT in **** in excess of ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****; in each case on NOVARTIS’, its AFFILIATES’ and SUBLICENSEES’ annual NET SALES of PRODUCT in ****.

4. Development. Section 5.5 of the Sublicense Agreement is hereby amended by deleting the second sentence of the paragraph.

5. Exchange of Information and Confidentiality. Section 6.3 of the Sublicense Agreement is hereby amended by deleting the second sentence of the paragraph.

6. Appendix A. The following patents shall be added to Appendix A:

****	****	****	****	****	****	****
****	****	****	****

7. Effectiveness. This Amendment shall be deemed effective as of the date hereof.

8. Miscellaneous.

a. Agreement Amended. Subject to the provisions of this Section 7, this Amendment shall be deemed to be an amendment to the Sublicense Agreement. All references to the Sublicense Agreement in any other document, instrument, agreement or writing hereafter shall be deemed to refer to the Sublicense Agreement as amended hereby.

b. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of TITAN and NOVARTIS and their respective successors and assigns.

c. Governing Law. This Amendment shall be deemed to have been made in the State of New York and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of New York (without regard to New York’s or any other jurisdictions’s conflict of laws principles).

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereby have executed this Agreement by proper persons thereunto duly authorized.

NOVARTIS PHARMA A.G.

By:	/s/ Markus Goebel	/s/ Gisela Schelling
Name:	Markus Goebel	Gisela Schelling
Title:	Head Nervous System BD&L	Legal Counsel

TITAN PHARMACEUTICALS, INC.

By:	/s/ Louis R. Bucalo M.D.
Name:	Louis R. Bucalo, M.D.
Title:	Chairman, President and CEO

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